UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 25, 2007


                          TRANSATLANTIC HOLDINGS, INC.
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                       1-10545                13-3355897
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
      of Incorporation)                                   Identification Number)


   80 Pine Street, New York, New York                             10005
(Address of Principal Executive Offices)                        (Zip Code)

       Registrant's telephone number, including area code: (212) 770-2000

                                      NONE
                         ------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Page 2

Section 2   Financial Information

Item 2.02 Results of Operations and Financial Condition

     On October 25, 2007, Transatlantic Holdings, Inc. issued a press release announcing its financial results for the third quarter of 2007. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference to this Item 2.02.

     The text of the press release is being furnished and is not filed for purposes of Section 18 of the Securities Exchange Act of 1934.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           TRANSATLANTIC HOLDINGS, INC.
                                                   (Registrant)

Date: October 25, 2007
                                           By /s/ STEVEN S. SKALICKY
                                              ----------------------
                                              Name:  Steven S. Skalicky
                                              Title: Executive Vice President
                                                     and Chief Financial Officer

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Page 3

                                  Exhibit Index

Exhibit No.                  Description
-----------                  -----------

99.1                         Press Release of Transatlantic Holdings, Inc. dated
                             October 25, 2007